EXHIBIT 10.22

                              AMENDMENT TWO TO THE
                         CLUB CORPORATION INTERNATIONAL
                           EXECUTIVE STOCK OPTION PLAN

Amendment made this 14th day of April, 1998, to the Club Corporation International Executive Stock Option Plan (the "Plan") by Club Corporation International ("ClubCorp").

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, ClubCorp established the Plan, effective August 31, 1995; and

     WHEREAS, pursuant to Section 9 of the Plan, ClubCorp has the right to amend the Plan; and

     WHEREAS, ClubCorp desires to amend the Plan to accelerate the period for full vesting of Options under the Plan.

     NOW THEREFORE, pursuant to its authority under Section 9 of the Plan, ClubCorp hereby amends the Plan, effective April 14, 1998, as follows:

1. Existing Section 6.5(iv) is deleted in its entirety and the following is substituted in its place:

     "(iv) the end of ten (10) years from the date the Option is granted."

     IN WITNESS WHEREOF, this Amendment has been executed by the person duly authorized by ClubCorp on the day and year first above written.


CLUB CORPORATION INTERNATIONAL

By:   /s/ Terry A. Taylor
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Its:  Senior Vice President
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